Exhibit 10.14.2

MODIFICATION OF MORTGAGE

RECORDATION REQUESTED BY:

Western State Bank West Fargo

P.O. Box 617

755 13th Ave E

West Fargo. ND  58078

WHEN RECORDED MAIL TO:

Western State Bank

West Fargo

P.O. Box 617

West Fargo. ND  58078

SEND TAX NOTICES TO:

LF3 Eagan. LLC

1635 43rd Street South. Suite 205

Fargo. ND  58103

THIS MODIFICATION OF MORTGAGE dated April 17, 2020, is made and executed between LF3 Eagan, LLC, a Delaware Limited Liability Company, whose address is 1635 43rd Street South, Suite 205, Fargo, ND 58103 (referred to below as “Grantor”) and Western State Bank, whose address is P.O. Box 617. 755 13th Ave E, West Fargo, ND  58078 (referred to below as “Lender”).

MORTGAGE. Lender and Grantor have entered into a Mortgage dated June 19, 2019 (the "Mortgage") which has been recorded in Dakota County, State of Minnesota, as follows:

Recording Date: 6/25/19

Document Number : 806941

Cert #  175763.

REAL PROPERTY DESCRIPTION .  The Mortgage covers the following described real property located in Dakota County, State of Minnesota :

Parcel 1:

Lot One (1), Block One (1), Eaganda le LeMay Lake 4th Addition, according to the recorded plat thereof, Dakota County, Minnesota . Registered Property Certificate of Title No. 99814

Parcel 2:

Non-exclusive easement for driveway purposes over part of Lot 1, Block 1, Eaganda le LeMay Lake 3rd Addition contained in the Easement Agreement dated August 10, 1988, recorded August 16, 1988 as Document No. 206184 .

Parcel 3:

Non-exclusive easement tor pedestrian ingress and egress over parts of Lot 2, Block 1, Eaganda le LeMay Lake 4th Addition contained in the Reciprocal Easement Agreement dated April 11, 1994, recorded July 8, 1994 as Document No. 306717 .

The Real Property or its address is commonly known as 3000 Eaganda le Place, Eagan, MN 551 21

.

MODIFICATION.  Lender and Grantor hereby modify the Mortgage as follows:

Extend the maturity date from July 1. 2024 to January 1, 2025.

CONTINUING VALIDITY. Except as expressly modified above, the terms of the original Mortgage shall remain unchanged and in full force and effect and are legally valid, binding, and enforceable in accordance with their respective terms. Consent by Lender to this Modification does not waive Lender's right to require strict performance of the Mortgage as changed above nor obligate Lender to make any future modifications. Nothing in this Modification shall constitute a satisfaction of the promissory note or other credit agreement secured by the Mortgage (the "Note"). It is the intention of Lender to retain as liable all parties to the Mortgage and all parties, makers and endorsers to

MODIFICATION OF MORTGAGE
(Continued)	Page 2

the Note, including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, shall not be released by virtue of this Modification. If any person who signed the original Mortgage does not sign this Modification, then all persons signing below acknowledge that this Modification is given conditionally, based on the representation to Lender that the non-signing person consents to the changes and provisions of this Modification or otherwise will not be released by it. This waiver  applies not only to any initial extension or modification, but also to all such subsequent  actions.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MODIFICATION OF MORTGAGE AND GRANTOR AGREES TO ITS TERMS.  THIS MODIFICATION OF MORTGAGE IS DATED APRIL 17, 2020.

GRANTOR:

LF3 EAGAN, LLC

LODGING FUND REIT Ill OP, LP, Sole Member of LF3 Eagan. LLC

LODGING FUND REIT III, INC., General Partner of Lodging Fund REIT III OP, LP
By:	/s/ Katie Cox
Katie Cox, Chief Financial Officer of Lodging Fund REIT III, Inc.

LENDER:

WESTERN STATE BANK

X:	/s/ Ryan Rued
Ryan Rued, VP/Business Banking Officer

This Modification of Mortgage was drafted by:
Kim Almer. Business Banking Assistant - Team Lead
Western State Bank
P.O. Box 617
West Fargo. ND 5B078

MODIFICATION OF MORTGAGE
(Continued)	Page 3

LIMITED LIABILITY COMPANY ACKNOWLEDGMENT

STATE OF	North Dakota	)
)SS
COUNTY OF	Cass	)

This  instrument  was  acknowledged  before  me  on                April 17              ,  2020.  by Katie Cox, Chief Financial Officer of Lodging Fund REIT Ill, Inc., General Partner of Lodging Fund REIT Ill OP, LP, Sole Member of LF3 Eagan, LLC.

/s/ Desarae Pfeifle
Signature of Notarial Officer
Notary Public State of North Dakota
Title (and Rank)

My commission expires	Mar. 9, 2022

LENDER ACKNOWLEDGMENT

STATE OF	North Dakota	)
)SS
COUNTY OF	Cass	)

This instrument was acknowledged before me on              April 17            , 2020 by Ryan Rued as VP/Business Banking Officer of Western State Bank.

/s/ Desarae Pfeifle
Signature of Notarial Officer
Notary Public State of North Dakota
Title (and Rank)

My commission expires	Mar. 9, 2022